                                                                   EXHIBIT 99(B)

                         NOTICE OF GUARANTEED DELIVERY

                            WAXMAN INDUSTRIES, INC.

                       OFFER FOR ANY AND ALL OUTSTANDING

         SERIES A 12 3/4% SENIOR SECURED DEFERRED COUPON NOTES DUE 2004

                                IN EXCHANGE FOR

         SERIES B 12 3/4% SENIOR SECURED DEFERRED COUPON NOTES DUE 2004

                PURSUANT TO THE PROSPECTUS, DATED        , 1994.


     As set forth in the Prospectus dated       , 1994 (as the same may be
amended from time to time, the "Prospectus") of Waxman Industries, Inc. (the "Company") under the caption "The Exchange Offer -- Guaranteed Delivery Procedures," and in the accompanying Letter of Transmittal (the "Letter of Transmittal") and Instruction 1 thereto, this form or one substantially equivalent hereto must be used to accept the Company's offer (the "Offer") to issue an aggregate principal amount at maturity of up to $92,797,000 of Series B 12 3/4% Senior Secured Deferred Coupon Notes Due 2004 (the "New Notes") of the Company in exchange for a like principal amount at maturity of the issued and outstanding Series A 12 3/4% Senior Secured Deferred Coupon Notes Due 2004 (the "Old Notes") of the Company from the holders ("Holders") thereof if (i) certificates representing the Old Notes to be exchanged are not immediately available or (ii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date (as defined below). This form may be delivered by an Eligible Institution by mail or hand delivery or transmitted, via facsimile, to the Exchange Agent as set forth below. All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Prospectus.

THE EXCHANGE OFFER WILL EXPIRE AT MIDNIGHT, NEW YORK CITY TIME, ON      , 1994,
  UNLESS EXTENDED (THE "EXPIRATION DATE").  TENDERS MAY BE WITHDRAWN PRIOR TO
             MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE.

  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:  THE HUNTINGTON NATIONAL BANK


     BY MAIL/OVERNIGHT DELIVERY:        FACSIMILE TRANSMISSION NUMBER:                  BY HAND:
    The Huntington National Bank                (216) 344-6584                     IN CLEVELAND, OHIO:
          917 Evelid Avenue                                                   The Huntington National Bank
        Cleveland, Ohio 44115                CONFIRM BY TELEPHONE:                  917 Evelid Avenue
     Attn: Corporate Trust CM 23                (216) 344-6662                    Cleveland, Ohio 44115
                                                                               Attn: Corporate Trust CM23
                                             FOR INFORMATION CALL:
                                                (216) 344-6662                   IN NEW YORK, NEW YORK:
                                                                             In care of The Bank of New York
                                                                                  Drop Window Services
                                                                                   101 Barclay Street
                                                                                New York, New York 10286

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.







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  This form is not to be used to guarantee signatures.  If a signature on the
Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

  The undersigned hereby tender(s) to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures."

  All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

                            PLEASE SIGN AND COMPLETE


  Signatures of Registered Holder(s) or Authorized         Date: . . . . . . . . . . . . . . . . . . . . . .
  Signatory:  . . . . . . . . . . . . . . . . . . . . .


  . . . . . . . . . . . . . . . . . . . . . . . . . . .    Address:  . . . . . . . . . . . . . . . . . . . .


 . . . . . . . . . . . . . . . . . . . . . . . . . . .    . . . . . . . . . . . . . . . . . . . . . . . . .


  Name(s) of Registered Holder(s):  . . . . . . . . . .    Area Code and Telephone No.:  . . . . . . . . . .


  . . . . . . . . . . . . . . . . . . . . . . . . . . .    If Notes will be delivered by book-entry
                                                           transfer, check trust company below:

  . . . . . . . . . . . . . . . . . . . . . . . . . . .    [ ]  The Depository Trust Company


  Principal Amount of Notes Tendered: . . . . . . . . .


  . . . . . . . . . . . . . . . . . . . . . . . . . . .


   This Notice of Guaranteed Delivery must be signed by the Holder(s) exactly as their name(s) appear on certificates for Old Notes or on a security position listing as the owner of Old Notes, or by person(s) authorized to become Holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.


                      PLEASE PRINT NAME(S) AND ADDRESS(ES)


  Name(s):  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


  Capacity: . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


  Address(es):  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

  Do not send Old Notes with this form. Old Notes should be sent to the Exchange Agent together with a properly completed and duly executed Letter of Transmittal.




                                   GUARANTEE
                    (Not to be used for signature guarantee)

    The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or a correspondent in the United States, hereby guarantees that, within five New York Stock Exchange trading days from the date of this Notice of Guaranteed Delivery, a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), together with certificates representing the Old Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at a Book-Entry Transfer Facility, pursuant to the procedure for book-entry transfer set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering Old Notes and --Book-Entry Transfer"), and required documents will be deposited by the undersigned with the Exchange Agent.


  Name of Firm: . . . . . . . . . . . . . . . . . . .    . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                         Authorized Signature

  Address:  . . . . . . . . . . . . . . . . . . . . .    Name: . . . . . . . . . . . . . . . . . . . . . . .


  . . . . . . . . . . . . . . . . . . . . . . . . . .    Title:  . . . . . . . . . . . . . . . . . . . . . .


  Area Code and Telephone No. . . . . . . . . . . . .    Date: . . . . . . . . . . . . . . . . . . . . . . .


  DO NOT SEND OLD NOTES WITH THIS FORM. ACTUAL SURRENDER OF OLD NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND VALIDLY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.